SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 5, 2001



                           HIGH COUNTRY BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Colorado                      0-23409                   84-1438612
-------------------------------      ------------            -----------------
(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
Incorporation)                       File Number)            Identification No.)


7360 West US Highway 50, Salida, Colorado                             81201
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (719) 539-2516
                                                           --------------


                   130 West 2nd Street, Salida, Colorado 81201
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On November 5, 2001 High Country Bancorp, Inc. (the "Company") announced that it is commencing a stock repurchase program to acquire up to 92,221 shares of the Company's common stock, which represents approximately 10% of the outstanding common stock. For more information, see the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1      Press Release dated November 5, 2001

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HIGH COUNTRY BANCORP, INC.



                                         By: /s/ Larry D. Smith
                                             -----------------------------------
                                             Larry D. Smith
                                             President


Date:  November 6, 2001